                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                --------------

                                   FORM 8-K

                CURRENT REPORT UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
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
Date of Report                                                               Commission File No.


August 20, 1996                                                              0-18049
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                                                     NEROX ENERGY CORPORATION
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                                      (Exact name of registrant as specified in its charter)

Nevada                                                                       911317131
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(State of incorporation or organization)                                     (I.R.S. employer identification no.)

846 West Foothill Blvd., Suite "Y", Upland, CA                               91786-3770
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(Address of principal executive offices)                                     (Zip Code)

(909) 981-3217
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(Registrant's telephone Number)

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                                       1
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         No Change.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         No Change.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         No Change.

ITEM 5.  OTHER EVENTS

         None.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         The Registrant accepted the resignation of Jack Utter from the Board of Directors on August 15, 1996.

         The Registrant presently has the following directors:

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
                 Director                   *Nerox Shares Owned Or In
                 --------                   -------------------------
                                            The Process of Being Acquired
                                            -----------------------------

         1.     Nicholas E. Ross               307,219
         2.     William D. Artus                 4,900
         3.     Joe Brock                        1,616
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         *The referenced shares reflect the current amount of shares owned based on a reverse stock split of one for 35.714 effective June 22, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Not applicable.

                                       2
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ITEM 8.  CHANGE IN FISCAL YEAR

         No change.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          NEROX ENERGY CORPORATION


Date: August 20, 1996                     By: /s/ NICHOLAS E. ROSS
                                             ---------------------
                                             Nicholas E. Ross
                                             President and Chairman of the Board